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                                                     EXHIBIT 10.1

                        REGISTRATION RIGHTS AGREEMENT

     AGREEMENT dated as of December 8, 1995 among Progenics Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and the undersigned purchaser (the "Purchaser") of shares of the Company's Series C Preferred Stock, par value $.001 per share (the "Series C Stock").

     WHEREAS, the Company has outstanding shares of its common stock, par value $.01 per share (the "Common Stock"), Series A Preferred Stock, par value $.001 per share (the "Series A Stock") and Series B Preferred Stock, par value $.001 per share ("Series B Stock"); and

     WHEREAS, the Company has agreed to grant certain registration rights to the Purchaser to induce the Purchaser to subscribe for the Series C Stock.

     NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged by each party, the parties hereto agree as follows:

     As used herein, the term the "Securities Act" refers to the Securities Act of 1933 (and any successor law), and the Rules and Regulations thereunder, all as amended from time to time, and the term "Shares" refers to the shares of Common Stock, Series A Stock, Series B Stock and Series C Stock issued as of the date hereof or issuable upon exercise or conversion of or in exchange for securities outstanding as of the date hereof or issued under any stock option plans or warrants outstanding as of the date hereof (and any other shares or equity securities distributed on or in respect of or in substitution for or upon conversion of such Shares), whether or not they have been sold or transferred, other than any that shall have been sold or transferred pursuant to an effective registration statement, or pursuant to Rule 144, under the Securities Act.

     1. REGISTRATION UPON REQUEST. (a) Commencing on the first anniversary of the date on which the Company's first registration of common stock under the Securities Act becomes effective (the "Effective Date"), the holders of 20% or more of the Shares shall have the right to two demand in writing registrations on Forms S-1 or S-2 or any successor forms, at the Company's expense, provided that the proposed public offering shall be a Qualified Public Offering. For purposes of this Agreement, a Qualified Public Offering shall be defined as a public offering of securities, underwritten on a firm commitment basis, at a price per share to the public of at least $5.00 (to be appropriately adjusted for stock splits, stock dividends, and other types of recapitalizations) and an aggregate offering price to the public of at least $5,000,000.

      (b) The holders of 20% or more of the Shares shall have the right to demand an unlimited number of registrations on Form S-3 or any successor form, if the Company is eligible to use Form S-3, provided that the aggregate proposed public offering price of the securities to be included in such registration shall be at least $1,000,000 and provided further that the

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effectiveness of any such registration is separated by at least six months from the effectiveness of the prior registration.

     (c) Following receipt of any notice delivered in compliance with Section l(a) (a "Demand"), the Company shall within 10 days thereafter deliver written notice of the Demand to all holders of Shares from whom a Demand has not been received and shall promptly use its best efforts to register under the Securities Act, for sale in a public offering, the number of Shares specified in such Demand (and in all written requests for inclusion of additional Shares from such other holders of Shares received by the Company within 20 days after notice of the Demand to such other holders). The Company may designate, subject to the approval of a majority in interest of the participating holders of Shares, which approval shall not be unreasonably withheld or delayed, the managing underwriter or underwriters, which underwriter(s) shall be of national standing. The Company shall be deemed to have satisfied an obligation to register Shares pursuant to a Demand only when a registration statement covering the Shares specified in the Demand and any written requests delivered under this Section l(c) shall have become effective and the period of distribution of the Shares contemplated thereby shall have been completed.

     (d) If a registration is requested under this Section 1, the Company shall include in such registration all Shares that the holders thereof shall specify in the Demand. The Company shall be entitled to include in any registration statement filed in response to a Demand made in accordance with this Section 1, securities to be sold by the Company for its own account or the account of any other securityholders. However, the managing underwriter(s) shall have the right to exclude securities from such registration if the managing underwriter(s) advise the Company in writing that such exclusion is necessary to avoid interfering with the successful marketing of the underwritten public offering. If the managing underwriter(s) shall advise the Company and the holders in writing of the need to exclude securities, then securities to be registered and sold pursuant to such registration statement shall be excluded as follows: (i) first, securities held by securityholders other than the shareholders demanding registration pursuant to Section 1 hereof; (ii) next, securities to be sold for the account of the Company; and (iii) last, the Shares requested to be included in the registration by the demanding shareholders pursuant to this Section 1. If securities are to be excluded from the registration statement, then the exclusion shall be made PRO RATA among the holders in each of the foregoing categories in proportion to the securities as to which each holder requested registration, with all of the securities in a category to be excluded before any securities in the next category are excluded. If any Shares are excluded from the registration pursuant to this subsection, then such registration shall not be counted as a demand registration under Section l(a).

     2. INCIDENTAL REGISTRATION. If at any time after the Effective Date the Company proposes to register any of its securities under the Securities Act for its own account or the account of any securityholders (other than any registration pursuant to Paragraph 1 or any registration of an offering solely to employees of the Company and its subsidiaries or any registration on Form S-4 or a successor form), it shall promptly give written notice to each holder of Shares of its intention to do so, and the Company shall include in such registration all Shares that the holders thereof shall specify in a written notice delivered to the Company within 30 days after their receipt of the Company's notice of the proposed filing of the registration statement. However, the managing underwriter(s) shall have the right to exclude Shares from such registration if the managing underwriter(s) advise the Company in writing that such exclusion is necessary to avoid interfering with the successful marketing of the underwritten portion of the

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public offering. If the managing underwriter(s) shall advise the Company and the holders in writing of the need to exclude securities, then securities to be registered and sold pursuant to such registration statement shall be excluded as follows: (i) first, the Shares requested to be included in the registration statement pursuant to this Section 2; (ii) next, securities held by securityholders other that the holders of Shares (including shares, if any, of other holders for which the registration was initiated); and (iii) last, securities to be sold for the account of the Company. If less than all Shares requested to be included in the registration statement pursuant to this Section 2 are to be excluded from the registration statement, then the exclusion of Shares shall be made pro rata among the holders of Shares in proportion to the respective numbers of Shares for which they requested registration. The Company shall designate the managing underwriter or underwriters, which underwriter(s) shall be of national standing.

     3. CONDITIONS RELATING TO REGISTRATION OF SHARES. Registration of Shares pursuant to Paragraph 1 or 2 shall be subject to the following:

     (a) FILING OF AMENDMENTS. The Company shall file such amendments and supplements to the registration statement and the related prospectus and take such other action as may be necessary to keep the registration statement effective and to comply with the Securities Act for such period, not exceeding six months from the original effective date of the registration statement, as a majority in interest of the participating holders of Shares may request.

     (b) BLUE SKY. The Company shall take such action under the securities laws of such states as any participating holder of Shares shall reasonably request; PROVIDED, HOWEVER, that the Company shall not be required to qualify to do business as a foreign corporation, or to file any general consent to service of process, in any state.

     (c) EXPENSES. The Company shall bear the cost of all registrations, including, but not limited to, all registration and filing fees, printing expenses, roadshow expenses and fees, expenses and disbursements of counsel and accountants for the Company (subject, however, to subparagraph (d) below), except that each holder of Shares shall pay the fees and disbursements of its own counsel and the underwriting fees and selling commissions applicable to its Shares. The Company will furnish to the holders of the Shares being registered, at the Company's sole cost and expense, such number of prospectuses conforming to the requirements of the Securities Act, and the rules and regulations thereunder, relating to the Shares subject thereto as may from time to time be reasonably requested by such holders.

     (d) AUDITS. The Company shall not be required to furnish any audited financial statements at the request of any holder of Shares other than those statements customarily prepared at the end of its fiscal year, unless (i) the requesting holders shall agree to reimburse the Company for the out-of-pocket costs incurred by the Company in the preparation of such other audited financial statements or (ii) such other audited financial statements shall be required by the Securities and Exchange Commission as a condition to ordering a registration statement effective under the Securities Act. The Company shall, however, furnish, without charge, copies of all such unaudited financial statements as any holder of Shares shall reasonably request for use in any registration.

     (e) INDEMNIFICATION. The Company shall indemnify and hold harmless each seller of Shares, each person who under the Securities Act is deemed a controlling person of such seller, and each underwriter for such seller, against any losses, claims, damages or liabilities to

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which any such seller, controlling person or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) shall arise out of or be based upon any untrue or allegedly untrue statement of any material fact contained in the registration statement, any related prospectus or preliminary prospectus or any amendment or supplement to the registration statement or any prospectus or preliminary prospectus or upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse any legal or other expenses reasonably incurred by any such seller, controlling person or underwriter in connection with investigating or defending against any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company shall not be liable to any such seller, controlling person or underwriter for any losses, claims, damages, liabilities or actions insofar as the same shall arise out of or be based upon any such untrue statement or omission made in reliance upon and in conformity with written information furnished by such seller, controlling person or underwriter seeking indemnification hereunder for use in the registration statement, prospectus, preliminary prospectus, amendment or supplement. Each seller of Shares and each underwriter for such seller shall similarly indemnify and hold harmless the Company and its controlling persons against any such losses, claims, damages, liabilities or actions but only insofar as the same shall arise out of or be based upon any untrue statement or omission made in reliance upon and in conformity with written information furnished by such indemnifying person to the Company for use in the registration statement; PROVIDED, THAT, in no event shall any indemnity by a seller of Shares or any underwriter such Seller exceed the gross proceeds from the offering received by such Seller.

     (f) UNDERWRITING AGREEMENT; COOPERATION; ETC. The Company and each holder proposing to distribute Shares through the underwritten public offering shall enter into an underwriting agreement in such form, scope and substance as is customary in underwritten offerings of the same type as the requested registration and which contains provisions for, in addition to the other items specified in subparagraph (e) above, (i) such representations and warranties as are customarily made by issuers to underwriters in such underwriting agreements, (ii) indemnity, contribution and other related procedures customarily found in such underwriting agreements, and (iii) such other provisions which are customarily found in such underwriting agreements. The Company further agrees that the Company will cooperate with such underwriters including, without limitation, providing such information, certificates, comfort letters of accountants and opinions of counsel as may be reasonably requested by such underwriters and agrees to make appropriate officers available for, and cause such officer to attend, meetings with potential investors and "roadshows," if any. The Company will make available for inspection by the holders of the Shares being registered, by any underwriter participating in such registration and by their respective agents and representatives, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by, and attend due diligence meetings with, any such holder, underwriter, agent or representative in connection with such registration.

     4. REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to holders of the Shares the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a holder of Shares to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

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     (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

     (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), as is necessary to enable the holders of the Shares to utilize Form S-3 for the sale of their Shares, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

     (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (d) furnish to any holder of Shares, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any item after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and
(iii) such other information as may be reasonably requested in availing such holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

     5. ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register the Shares may be assigned to a transferee or assignee of such securities provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

     6. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of the holders of a majority of the Shares, enter into any agreement, with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Paragraph 1, or (b) to make a demand registration which could result in such registration statement being declared effective prior to the Effective Date, or within 120 days of the effective day of any registration effected pursuant to Paragraph 1.

     7. AMENDMENT OF REGISTRATION RIGHTS. Any provision of these registration rights may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Shares. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of Shares at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

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     8. MISCELLANEOUS.

     (a) GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of New York.

     (b) ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof.

     (c) NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or delivered either by hand or by messenger, addressed as follows, or at such other address as a party shall have furnished to the Company in writing:

     If to the Company:

          Progenics Pharmaceuticals, Inc.
          777 Old Saw Mill River Road
          Tarrytown, New York 10591
          Attn: Paul J. Maddon, M.D., Ph.D.

     With a copy to:

          Dewey Ballantine
          1301 Avenue of the Americas
          New York, NY 10019
          Attn: Mark R. Baker, Esq.

     If to the Purchaser:



          Attn: ________________________


     With a copy to:

          ______________________________
          ______________________________
          ______________________________
          Attn: ________________________

     (d) TITLES AND SUBTITLES. The titles of the Paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, all of which together shall constitute one instrument.

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     IN WITNESS WHEREOF, the undersigned have set their hands as of the date first above written.

                               PROGENICS PHARMACEUTICALS, INC.

                               By     /s/ PAUL J. MADDON
                                 ---------------------------------
                                 Name: Paul J. Maddon, M.D., Ph.D.
                                 Title: President

                               By
                                 ---------------------------------
                                 Name:
                                 Title:

                               By
                                 ---------------------------------
                                 Name:
                                 Title:

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